UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2021

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685-4206

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Common Stock, par value $0.00001 per share	EXPI	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition.

On November 3, 2021, eXp World Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the three months and nine months ended September 30, 2021. A copy of the Company’s November 3, 2021 press release is attached hereto as Exhibit 99.1.

The information in the Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Exhibit 99.1 contains certain non-GAAP financial information. The reconciliation of such non-GAAP financial information to GAAP financial measures is included in Exhibit 99.1. Further, Exhibit 99.1 contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statements about forward-looking statements set forth therein.

Item 7.01Regulation FD Disclosure.

On November 3, 2021, the Company issued a press release announcing that its Board of Directors had declared a cash dividend of $0.04 per share of the Company’s outstanding Common Stock. The  dividend is expected to be paid on November 29, 2021 to the shareholders of record  as of the close of market on November 15, 2021. The press release also announces that the Company will conduct a virtual fireside chat today, Wednesday, November 3, 2021, at 8:30 a.m. (Pacific Time) to discuss its financial results for the third quarter ended September 30, 2021. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such filing.

The information in this report and the exhibit hereto may contain “forward-looking statements” within the meaning of the Securities Act and the Exchange Act. There can be no assurance that future dividends will be declared. The declaration of future dividends is subject to approval of the Board of Directors after its review of the Company’s financial performance and cash needs. Declaration of future dividends is also subject to various risks and uncertainties.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 3, 2021
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: November 3, 2021	/s/ James Bramble
James Bramble
General Counsel